Exhibit to 77Q3

(a) (i)	The Principal Executive and Financial Officers
concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(a) (ii)	 There were no significant changes in Registrant's
internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies or material weaknesses.

(a) (iii) Certifications:

                     Form N-SAR Certification

I, Richard T. Hale, certify that:

1. I have reviewed this report on Form N-SAR of DB Hedge Strategies
Fund LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 5/30/2003

/s/ Richard T. Hale
President

- - - - - -

                        Form N-SAR Certification

I, Alexandra Toohey, certify that:

1. I have reviewed this report on Form N-SAR of DB Hedge Strategies
Fund LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 5/29/2003

/s/ Alexandra Toohey
Treasurer



Because the electronic format for filing Form NSAR does not provide adequate space for responding to Item 14 completely, the remaining Affiliated Broker/Dealer answers are as follows:


14. BROKER / DEALER

      BROKER/DEALER NAME                      FILE #

SCUDDER INVESTOR SERVICES INC.             8-000298
SCUDDER DISTRIBUTORS INC.                   8-047765
SCUDDER FINANCIAL SERVICES INC.            8-049521
AMERITRADE                                 8-016335
DEUTSCHE SECURITIES AUSTRALIA INC.         8-031670
DEUTSCHE SECURITIES AUSTRALIA LTD.         8-031670
DEUTSCHE BANC ALEX BROWN INC.              8-035766
BROKERTEC USA LLLC                         8-051803
ADIRONDACK TRADING PARTNERS LLC            8-052384
NDB CAPITAL MARKETS LP                     8-13967
DEUTSCHE BANK SECURITIES INC.              8-17822
ALFA MENKUL DEGERLER AS                    8-052242
BANKERS TRUSTEE COMPANY LIMITED            8-0000
BANKERS TRUST COMPANY LIMITED              8-0000
BENCHMAR,K SECURITIES MANAGEMENT LIMITED    8-052242
BENDER MENKUL DEGERLER A.S.                  8-0000
DB CORRETORA - SOCIEDADE CORRETORA DE VALORES  8-0000
DB FOREX CORP.                                 8-0000
DEUTSCHE BANK AG                               8-0000
DEUTSCHE SECURITIES ASIA LIMITED               8-0000
DIDIER PHILIPPE S.A.                           8-0000
DEUTSCHE SECURITIES INC.                       8-017822
ASIABONDPORTAL                                 8-0000
BONDSINASIA                                    8-0000
BONDBOOK HOLDINGS, LLC                         8-052679
BT OPERA TRADING SA                            8-0000
CREDITEX INC.                                  8-051918
DB SECURITIES S.A.                             8-0000
DBS FINANCE S.A.                               8-0000
LOANX                                          8-0000
MORTGAGE RAMP                                  8-0000
SWAPSCLEAR                                     8-0000
SWAPSWIRE LIMITED                              8-0000
TASFIYE HALINDE BANKERS TRUST MENKUL DEGERTR   8-0000
VOLBROKER.COM LIMITED                          8-0000
YENSAI                                        8-0000
YIELDBROKER PTY LTD                           8-0000
THEMARKETS.COM                                8-0000
TOKAI DEUTSCHE ASSET MNGT. LIMITED 40%         8-0000
BANCA CARIME S.P.A.                            8-0000
BANK INICJATYW SPOLECZNO - EKONOMICAZNYSCH SA  8-0000
JUNG & PARTNER GMBH                            8-0000
EDORA FUNDING GMBH                             8-0000
EUROPACE IPD LTD.                              8-0000
EXTRAHYP.DE AKTIENGESELLSCHAFT                 8-0000
MINEX CORPORATION                              8-0000
OSAKA STOCK EXCHANGE CO., LTD.                 8-0000
SCUDDER WEISEL CAPITAL, L.L.C.                 8-0000
SLB FUNDING GMBH                               8-0000
TISCO SECURITIES HONG KONG LIMITED             8-0000